UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2006


                           NewMarket Technology Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified by its charter)


       Nevada                       00-27917                 65-0729900
-------------------------     ------------------------  ------------------------
(State or other Jurisdiction  (Commission File Number)  (IRS Employer
of Incorporation)                                         Identification Number)

                         14860 Montfort Drive, Suite 210
                               Dallas, Texas 75254
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (972) 386-3372
           ----------------------------------------------------------
                (Issuer's Telephone Number, Including Area Code)

Copies to:
                              Andrea Cataneo, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreement and Plan of Reorganization

     On August 7, 2006, NewMarket China, Inc. ("NewMarket China"), a wholly-owned subsidiary of NewMarket Technology, Inc. ("NMKT"), executed an Agreement and Plan of Reorganization ("the Agreement") with Intercell International Corporation ("Intercell"). The Agreement provides for all of the issued and outstanding stock of NewMarket China, Inc., one thousand (1,000) shares held by NMKT to be exchanged for two million (2,000,000) restricted common shares of Intercell. As a result of the Agreement, NewMarket China will become the wholly-owned subsidiary of Intercell.

     The terms of the Agreement call for a closing of the reorganization on or before September 30, 2006.

     A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.


ITEM 7.01 REGULATION FD DISCLOSURE

Press Release

     The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

     On August 7, 2005, NewMarket Technology, Inc. and Intercell International issued a press release announcing the signing of the Agreement and Plan of Reorganization. The text of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

Exhibit
No.       Description
--------  --------------------------------

10.1 Form of Agreement and Plan of Reorganization by and between Intercell International Corporation, NewMarket China, Inc. and the subscribing shareholders of NewMarket Technology, Inc.

99.1      Press Release dated August 7, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          NEWMARKET TECHNOLOGIES, INC.


Dated: August 10, 2006                   By:/s/Philip Verges
                                            --------------------------
                                            Name: Philip Verges
                                            Title: CEO